                                                                    Exhibit 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated November 5, 2000 included in XTRA Corporation's Form 10-K for the year ended September 30, 2000 and to all references to our Firm included in this registration statement.



                                   /s/ Arthur Andersen LLP
                                   -----------------------
                                   ARTHUR ANDERSEN LLP



St. Louis, Missouri
March 12, 2001